UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 11, 2006

PHARMACOPEIA DRUG DISCOVERY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50523	51-0418085
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

PO Box 5350, Princeton, New Jersey	08543-5350
(Address of principal executive offices)	(Zip Code)

(609) 452-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 11, 2006, Pharmacopeia Drug Discovery, Inc. issued a press release announcing that its collaborator Schering-Plough has initiated a Phase I clinical trial in the United States in the oncology therapeutic area with a compound identified from the Pharmacopeia — Schering-Plough collaborations.  Under the terms of the collaboration agreements, Pharmacopeia will receive a $1.0 million milestone payment from Schering-Plough as a result of the initiation of the Phase I clinical trial.  The press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)           Exhibits

Exhibit Number

99.1	Press Release

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHARMACOPEIA DRUG DISCOVERY, INC.

By:	/s/ Brian M. Posner
Brian M. Posner
Executive Vice President, Chief Financial
Officer and Treasurer

Date:        September 11, 2006